ITEM 24.(b)
                                                  EXHIBIT (6)(b)



APPENDIX B
TO BANK AFFILIATED BROKER-DEALER AGREEMENT
FORM OF SHAREHOLDER SERVICES AGREEMENT

Premier Mutual Fund Services, Inc.
One Exchange Place
Tenth Floor
Boston, MA 02109
Gentlemen:
We wish to enter into an Agreement with you for servicing shareholders of, and administering shareholder accounts in, certain mutual fund(s) managed, advised or administered by The Dreyfus Corporation or its subsidiaries or affiliates (hereinafter referred to individually as the "Fund" and collectively as the "Funds"). You are the principal underwriter as defined in the Investment Company Act of 1940, as amended (the "Act"), and the exclusive agent for the continuous distribution of shares of the Funds.
The terms and conditions of this Agreement are as follows:
1. We agree to provide shareholder and administrative services for our clients who own shares of the Funds ("clients"), which services may include, without limitation: assisting clients in changing dividend options, account designations and addresses; performing sub-accounting;
establishing and maintaining shareholder accounts and records; processing purchase and redemption transactions; providing periodic statements and/or reports showing a client's account balance and integrating such statements with those of other transactions and balances in the client's other accounts serviced by us; arranging for bank wires; and providing such other information and services as you reasonably may request, to the extent we are permitted by applicable statute, rule or regulation. In this regard, if we are a subsidiary or affiliate of a federally chartered and supervised bank or other banking organization, you recognize that we may be subject to the provisions of the Glass-Steagall Act and other laws, rules, regulations or requirements governing, among other things, the conduct of our activities. As such, we are restricted in the activities we may undertake and for which we may be paid and, therefore, intend to perform only those activities as are consistent with our statutory and regulatory obligations. We represent and warrant to, and agree with you, that the compensation payable to us hereunder, together with any other compensation payable to us by clients in connection with the investment of their assets in shares of the Funds, will be properly disclosed by us to our clients, will be authorized by our clients and will not result in an excessive or unauthorized fee to us.
2. We shall provide such office space and equipment, telephone facilities and personnel (which may be all or any part of the space, equipment and facilities currently used in our business, or all or any personnel employed by us) as is necessary or beneficial for providing information and services to each Fund's shareholders, and to assist you in servicing accounts of clients. We shall transmit promptly to clients all communications sent to us for transmittal to clients by or on behalf of you, any Fund, or any Fund's investment adviser, custodian or transfer or dividend disbursing agent. We agree that in the event an issue pertaining to a Fund's Shareholder Services Plan is submitted for shareholder approval, we will vote any Fund shares held for our own account in the same proportion as the vote of those shares held for our clients' accounts.
3. We agree that neither we nor any of our employees or agents are authorized to make any representation concerning shares of any Fund, except those contained in the then current Prospectus for such Fund, copies of which will be supplied by you to us in reasonable quantities upon request. If we are a subsidiary or an affiliate of a federally supervised bank or thrift institution, we agree that in providing services hereunder we shall at all times act in compliance with the Interagency Statement on Retail Sales of Nondeposit Investment Products issued by The Board of Governors of the Federal Reserve System, the Federal Deposit Insurance Corporation, the Office of the Comptroller of the Currency, and the Office of Thrift Supervision (February 15, 1994) or any successor interagency requirements as in force at the time such services are provided. We shall have no authority to act as agent for the Funds or for you.
4. You reserve the right, at your discretion and without notice, to suspend the sale of shares or withdraw the sale of shares of any or all of the Funds.
5. We acknowledge that this Agreement shall become effective for a Fund only when approved by vote of a majority of (i) the Fund's Board of Directors or Trustees or Managing General Partners, as the case may be (collectively "Directors," individually "Director"), and (ii) Directors who are not "interested persons" (as defined in the Act) of the Fund and have no direct or indirect financial interest in this Agreement, cast in person at a meeting called for the purpose of voting on such approval.
6. This Agreement shall continue until the last day of the calendar year next following the date of execution, and thereafter shall continue automatically for successive annual periods ending on the last day of each calendar year. Such continuance must be approved specifically at least annually by a vote of a majority of (i) the Fund's Board of Directors and
(ii) Directors who are not "interested persons" (as defined in the Act) of the Fund and have no direct or indirect financial interest in this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable without penalty, at any time, by a majority of the Fund's Directors who are not "interested persons" (as defined in the Act) and have no direct or indirect financial interest in this Agreement. This Agreement is terminable without penalty upon 15 days' notice by either party. In addition, you may terminate this Agreement as to any or all Funds immediately, without penalty, if the present investment adviser of such Fund(s) ceases to serve the Fund(s) in such capacity, or if you cease to act as distributor of such Fund(s). Notwithstanding anything contained herein, if we fail to perform the shareholder servicing and administrative functions contemplated herein by you as to any or all of the Funds, this Agreement shall be terminable effective upon receipt of notice thereof by us. This Agreement also shall terminate automatically in the event of its assignment (as defined in the Act).
7. In consideration of the services and facilities described herein, we shall be entitled to receive from you, and you agree to pay to us, the fees described as payable to us in each Fund's Shareholder Services Plan and Prospectus and related Statement of Additional Information. We understand that any payments pursuant to this Agreement shall be paid only so long as this Agreement and such Plan are in effect. We agree that no Director, officer or shareholder of the Fund shall be liable individually for the performance of the obligations hereunder or for any such payments.
8. We agree to provide to you and each applicable Fund such information relating to our services hereunder as may be required to be maintained by you and/or such Fund under applicable federal or state laws, and the rules, regulations, requirements or conditions of applicable regulatory and self-regulatory agencies or authorities.
9. This Agreement shall not constitute either party the legal representative of the other, nor shall either party have the right or authority to assume, create or incur any liability or any obligation of any kind, express or implied, against or in the name of or on behalf of the other party.
10. All notices required or permitted to be given pursuant to this Agreement shall be given in writing and delivered by personal delivery or by postage prepaid, registered or certified United States first class mail, return receipt requested, or by telecopier, telex, telegram or similar means of same day delivery (with a confirming copy by mail as provided herein). Unless otherwise notified in writing, all notices to you shall be given or sent to you at One Exchange Place, Tenth Floor, Boston, MA 02109
Attention: President (with a copy to the same address, Attention: General Counsel), and all notices to us shall be given or sent to us at our address which shall be furnished to you in writing on or before the effective date of this Agreement.
11. This Agreement shall be construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws.



APPENDIX B
TO BROKER-DEALER AGREEMENT
FORM OF SHAREHOLDER SERVICES AGREEMENT

Premier Mutual Fund Services, Inc.
One Exchange Place
Tenth Floor
Boston, MA 02109
Gentlemen:
We wish to enter into an Agreement with you for servicing shareholders of, and administering shareholder accounts in, certain mutual fund(s) managed, advised or administered by The Dreyfus Corporation or its subsidiaries or affiliates (hereinafter referred to individually as the "Fund" and collectively as the "Funds"). You are the principal underwriter as defined in the Investment Company Act of 1940, as amended (the "Act"), and the exclusive agent for the continuous distribution of shares of the Funds.
The terms and conditions of this Agreement are as follows:
1. We agree to provide shareholder and administrative services for our clients who own shares of the Funds ("clients"), which services may include, without limitation: assisting clients in changing dividend options, account designations and addresses; performing sub-accounting;
establishing and maintaining shareholder accounts and records; processing purchase and redemption transactions; providing periodic statements and/or reports showing a client's account balance and integrating such statements with those of other transactions and balances in the client's other accounts serviced by us; arranging for bank wires; and providing such other information and services as you reasonably may request, to the extent we are permitted by applicable statute, rule or regulation. We represent and warrant to, and agree with you, that the compensation payable to us hereunder, together with any other compensation payable to us by clients in connection with the investment of their assets in shares of the Funds, will be properly disclosed by us to our clients, will be authorized by our clients and will not result in an excessive or unauthorized fee to us. We will act solely as agent for, upon the order of, and for the account of, our clients.
2. We shall provide such office space and equipment, telephone facilities and personnel (which may be all or any part of the space, equipment and facilities currently used in our business, or all or any personnel employed by us) as is necessary or beneficial for providing information and services to each Fund's shareholders, and to assist you in servicing accounts of clients. We shall transmit promptly to clients all communications sent to us for transmittal to clients by or on behalf of you, any Fund, or any Fund's investment adviser, custodian or transfer or dividend disbursing agent. We agree that in the event an issue pertaining to a Fund's Shareholder Services Plan is submitted for shareholder approval, we will vote any Fund shares held for our own account in the same proportion as the vote of those shares held for our client's accounts.
3. We agree that neither we nor any of our employees or agents are authorized to make any representation concerning shares of any Fund, except those contained in the then current Prospectus for such Fund, copies of which will be supplied by you to us in reasonable quantities upon request. We shall have no authority to act as agent for the Funds or for you.
4. You reserve the right, at your discretion and without notice, to suspend the sale of shares or withdraw the sale of shares of any or all of the Funds.
5. We acknowledge that this Agreement shall become effective for a Fund only when approved by vote of a majority of (i) the Fund's Board of Directors or Trustees or Managing General Partners, as the case may be (collectively "Directors," individually "Director"), and (ii) Directors who are not "interested persons" (as defined in the Act) of the Fund and have no direct or indirect financial interest in this Agreement, cast in person at a meeting called for the purpose of voting on such approval.
6. This Agreement shall continue until the last day of the calendar year next following the date of execution, and thereafter shall continue automatically for successive annual periods ending on the last day of each calendar year. Such continuance must be approved specifically at least annually by a vote of a majority of (i) the Fund's Board of Directors and
(ii) Directors who are not "interested persons" (as defined in the Act) of the Fund and have no direct or indirect financial interest in this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable without penalty, at any time, by a majority of the Fund's Directors who are not "interested persons" (as defined in the Act) and have no direct or indirect financial interest in this Agreement. This Agreement is terminable without penalty upon 15 days' notice by either party. In addition, you may terminate this Agreement as to any or all Funds immediately, without penalty, if the present investment adviser of such Fund(s) ceases to serve the Fund(s) in such capacity, or if you cease to act as distributor of such Fund(s). Notwithstanding anything contained herein, if we fail to perform the shareholder servicing and administrative functions contemplated herein by you as to any or all of the Funds, this Agreement shall be terminable effective upon receipt of notice thereof by us. This Agreement also shall terminate automatically in the event of its assignment (as defined in the Act).
7. In consideration of the services and facilities described herein, we shall be entitled to receive from you, and you agree to pay to us, the fees described as payable to us in each Fund's Shareholder Services Plan and Prospectus and related Statement of Additional Information. We understand that any payments pursuant to this Agreement shall be paid only so long as this Agreement and such Plan are in effect. We agree that no Director, officer or shareholder of the Fund shall be liable individually for the performance of the obligations hereunder or for any such payments.
8. We agree to provide to you and each applicable Fund such information relating to our services hereunder as may be required to be maintained by you and/or such Fund under applicable federal or state laws, and the rules, regulations, requirements or conditions of applicable regulatory and self-regulatory agencies or authorities.
9. This Agreement shall not constitute either party the legal representative of the other, nor shall either party have the right or authority to assume, create or incur any liability or any obligation of any kind, express or implied, against or in the name of or on behalf of the other party.
10. All notices required or permitted to be given pursuant to this Agreement shall be given in writing and delivered by personal delivery or by postage prepaid, registered or certified United States first class mail, return receipt requested, or by telex, telecopier, telegram or similar means of same day delivery (with a confirming copy by mail as provided herein). Unless otherwise notified in writing, all notices to you shall be given or sent to you at One Exchange Place, Tenth Floor, Boston, MA 02109,
Attention: President (with a copy to the same address, Attention: General Counsel), and all notices to us shall be given or sent to us at our address which shall be furnished to you in writing on or before the effective date of this Agreement.
11. This Agreement shall be construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws.





APPENDIX B
TO BANK AGREEMENT
FORM OF SHAREHOLDER SERVICES AGREEMENT

Premier Mutual Fund Services, Inc.
One Exchange Place
Tenth Floor
Boston, MA 02109
Gentlemen:
We wish to enter into an Agreement with you for servicing shareholders of, and administering shareholder accounts in, certain mutual fund(s) managed, advised or administered by The Dreyfus Corporation or its subsidiaries or affiliates (hereinafter referred to individually as the "Fund" and collectively as the "Funds"). You are the principal underwriter as defined in the Investment Company Act of 1940, as amended (the "Act"), and the exclusive agent for the continuous distribution of shares of the Funds.
The terms and conditions of this Agreement are as follows:
1. We agree to provide shareholder and administrative services for our clients who own shares of the Funds ("clients"), which services may include, without limitation: assisting clients in changing dividend options, account designations and addresses; performing sub-accounting;
establishing and maintaining shareholder accounts and records; processing purchase and redemption transactions; providing periodic statements and/or reports showing a client's account balance and integrating such statements with those of other transactions and balances in the client's other accounts serviced by us; arranging for bank wires; and providing such other information and services as you reasonably may request, to the extent we are permitted by applicable statute, rule or regulation. In this regard, if we are a federally chartered and supervised bank or other banking organization, you recognize that we may be subject to the provisions of the Glass-Steagall Act and other laws, rules, regulations, or requirements governing, among other things, the conduct of our activities. As such, we are restricted in the activities we may undertake and for which we may be paid and, therefore, intend to perform only those activities as are consistent with our statutory and regulatory obligations. We represent and warrant to, and agree with you, that the compensation payable to us hereunder, together with any other compensation payable to us by clients in connection with the investment of their assets in shares of the Funds, will be properly disclosed by us to our clients, will be authorized by our clients and will not result in an excessive or unauthorized fee to us.
2. We shall provide such office space and equipment, telephone facilities and personnel (which may be all or any part of the space, equipment and facilities currently used in our business, or all or any personnel employed by us) as is necessary or beneficial for providing information and services to each Fund's shareholders, and to assist you in servicing accounts of clients. We shall transmit promptly to clients all communications sent to us for transmittal to clients by or on behalf of you, any Fund, or any Fund's investment adviser, custodian or transfer or dividend disbursing agent. We agree that in the event an issue pertaining to a Fund's Shareholder Services Plan is submitted for shareholder approval, we will vote any Fund shares held for our own account in the same proportion as the vote of those shares held for our clients' accounts.
3. We agree that neither we nor any of our employees or agents are authorized to make any representation concerning shares of any Fund, except those contained in the then current Prospectus for such Fund, copies of which will be supplied by you to us in reasonable quantities upon request. If we are a federally supervised bank or thrift institution, we agree that, in providing services hereunder, we shall at all times act in compliance with the Interagency Statement on Retail Sales of Nondeposit Investment Products issued by The Board of Governors of the Federal
Reserve System, the Federal Deposit Insurance Corporation, the Office of the Comptroller of the Currency, and the Office of Thrift Supervision (February 15, 1994) or any successor interagency requirements as in force at the time such services are provided. We shall have no authority to act as agent for the Funds or for you.
4. You reserve the right, at your discretion and without notice, to suspend the sale of shares or withdraw the sale of shares of any or all of the Funds.
5. We acknowledge that this Agreement shall become effective for a Fund only when approved by vote of a majority of (i) the Fund's Board of Directors or Trustees or Managing General Partners, as the case may be (collectively "Directors," individually "Director"), and (ii) Directors who are not "interested persons" (as defined in the Act) of the Fund and have no direct or indirect financial interest in this Agreement, cast in person at a meeting called for the purpose of voting on such approval.
6. This Agreement shall continue until the last day of the calendar year next following the date of execution, and thereafter shall continue automatically for successive annual periods ending on the last day of each calendar year. Such continuance must be approved specifically at least annually by a vote of a majority of (i) the Fund's Board of Directors and
(ii) Directors who are not "interested persons" (as defined in the Act) of the Fund and have no direct or indirect financial interest in this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable without penalty, at any time, by a majority of the Fund's Directors who are not "interested persons" (as defined in the Act) and have no direct or indirect financial interest in this Agreement. This Agreement is terminable without penalty upon 15 days' notice by either party. In addition, you may terminate this Agreement as to any or all Funds immediately, without penalty, if the present investment adviser of such Fund(s) ceases to serve the Fund(s) in such capacity, or if you cease to act as distributor of such Fund(s). Notwithstanding anything contained herein, if we fail to perform the shareholder servicing and administrative functions contemplated herein by you as to any or all of the Funds, this Agreement shall be terminable effective upon receipt of notice thereof by us. This Agreement also shall terminate automatically in the event of its assignment (as defined in the Act).
7. In consideration of the services and facilities described herein, we shall be entitled to receive from you, and you agree to pay to us, the fees described as payable to us in each Fund's Shareholder Services Plan and Prospectus and related Statement of Additional Information. We understand that any payments pursuant to this Agreement shall be paid only so long as this Agreement and such Plan are in effect. We agree that no Director, officer or shareholder of the Fund shall be liable individually for the performance of the obligations hereunder or for any such payments.
8. We agree to provide to you and each applicable Fund such information relating to our services hereunder as may be required to be maintained by you and/or such fund under applicable federal or state laws, and the rules, regulations, requirements or conditions of applicable regulatory and self-regulatory agencies or authorities.
9. This Agreement shall not constitute either party the legal representative of the other, nor shall either party have the right or authority to assume, create or incur any liability or any obligation of any kind, express or implied, against or in the name of or on behalf of the other party.
10. All notices required or permitted to be given pursuant to this Agreement shall be given in writing and delivered by personal delivery or by postage prepaid, registered or certified United States first class mail, return receipt requested, or by telecopier, telex, telegram or similar means of same day delivery (with a confirming copy by mail as provided herein). Unless otherwise notified in writing, all notices to you shall be given or sent to you at One Exchange Place, Tenth Floor, Boston, MA 02109,
Attention: President (with a copy to the same address, Attention: General Counsel), and all notices to us shall be given or sent to us at our address which shall be furnished to you in writing on or before the effective date of this Agreement.
11. This Agreement shall be construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws.




APPENDIX C
TO BANK AFFILIATED BROKER-DEALER AGREEMENT
FORM OF DISTRIBUTION PLAN AGREEMENT

Premier Mutual Fund Services, Inc.
One Exchange Place
Tenth Floor
Boston, MA 02109
Gentlemen:
We wish to enter into an Agreement with you with respect to our providing distribution assistance relating to shares of certain mutual fund(s) managed, advised or administered by The Dreyfus Corporation or its subsidiaries or affiliates (hereinafter referred to individually as the "Fund" and collectively as the "Funds"). You are the principal underwriter as defined in the Investment Company Act of 1940, as amended (the "Act"), and the exclusive agent for the continuous distribution of shares of the Funds.
The terms and conditions of this Agreement are as follows:
1. We agree to provide distribution assistance in connection with the sale of shares of the Funds. In this regard, if we are a subsidiary or affiliate of a federally chartered and supervised bank or other banking organization, you recognize that we may be subject to the provisions of the Glass-Steagall Act and other laws, rules, regulations or requirements governing, among other things, the conduct of our activities. As such, we are restricted in the activities we may undertake and for which we may be paid and, therefore, intend to perform only those activities as are consistent with our statutory and regulatory obligations. We represent and warrant to, and agree with you, that the compensation payable to us hereunder, together with any other compensation payable to us by clients in connection with the investment of their assets in shares of the Funds, will be properly disclosed by us to our clients.
2. We shall provide such office space and equipment, telephone facilities and personnel (which may be all or any part of the space, equipment and facilities currently used in our business, or all or any personnel employed by us) as is necessary or beneficial for providing services hereunder. We shall transmit promptly to clients all communications sent to us for transmittal to clients by or on behalf of you, any Fund, or any Fund's investment adviser, custodian or transfer or dividend disbursing agent.
3. We agree that neither we nor any of our employees or agents are authorized to make any representation concerning shares of any Fund, except those contained in the then current Prospectus for such Fund, copies of which will be supplied by you to us in reasonable quantities upon request. If we are a subsidiary or an affiliate of a federally supervised bank or thrift institution, we agree that in providing services hereunder we shall at all times act in compliance with the Interagency Statement on Retail Sales of Nondeposit Investment Products issued by The Board of Governors of the Federal Reserve System, the Federal Deposit Insurance Corporation, the Office of the Comptroller of the Currency, and the Office of Thrift Supervision (February 15, 1994) or any successor interagency requirements as in force at the time such services are provided. We shall have no authority to act as agent for the Funds or for you.
4. You reserve the right, at your discretion and without notice, to suspend the sale of shares or withdraw the sale of shares of any or all of the Funds.
5. We acknowledge that this Agreement shall become effective for a Fund only when approved by vote of a majority of (i) the Fund's Board of Directors or Trustees or Managing General Partners, as the case may be (collectively "Directors," individually "Director"), and (ii) Directors who are not "interested persons" (as defined in the Act) of the Fund and have no direct or indirect financial interest in this Agreement, cast in person at a meeting called for the purpose of voting on such approval.
6. This Agreement shall continue until the last day of the calendar year next following the date of execution, and thereafter shall continue automatically for successive annual periods ending on the last day of each calendar year. Such continuance must be approved specifically at least annually by a vote of a majority of (i) the Fund's Board of Directors and
(ii) Directors who are not "interested persons" (as defined in the Act) of the Fund and have no direct or indirect financial interest in this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable without penalty, at any time, by a majority of the Fund's Directors who are not "interested persons" (as defined in the Act) and have no direct or indirect financial interest in this Agreement or, upon not more than 60 days' written notice, by vote of holders of a majority of the Fund's shares. This Agreement is terminable without penalty upon 15 days' notice by either party. In addition, you may terminate this Agreement as to any or all Funds immediately, without penalty, if the present investment adviser of such Fund(s) ceases to serve the Fund(s) in such capacity, or if you cease to act as distributor of such Fund(s). Notwithstanding anything contained herein, if we fail to perform the distribution functions contemplated herein by you as to any or all of the Funds, this Agreement shall be terminable effective upon receipt of notice thereof by us. This Agreement also shall terminate automatically in the event of its assignment (as defined in the Act).
7. In consideration of the services and facilities described herein, we shall be entitled to receive from you, and you agree to pay to us, the fees described as payable to us in each Fund's Distribution Plan adopted pursuant to Rule 12b-1 under the Act, and Prospectus and related
Statement of Additional Information. We understand that any payments pursuant to this Agreement shall be paid only so long as this Agreement and such Plan are in effect. We agree that no Director, officer or shareholder of the Fund shall be liable individually for the performance of the obligations hereunder or for any such payments.
8. We agree to provide to you and each applicable Fund such information relating to our services hereunder as may be required to be maintained by you and/or such Fund under applicable federal or state laws, and the rules, regulations, requirements or conditions of applicable regulatory and self-regulatory agencies or authorities.
9. This Agreement shall not constitute either party the legal representative of the other, nor shall either party have the right or authority to assume, create or incur any liability or any obligation of any kind, express or implied, against or in the name of or on behalf of the other party.
10. All notices required or permitted to be given pursuant to this Agreement shall be given in writing and delivered by personal delivery or by postage prepaid, registered or certified United States first class mail, return receipt requested, or by telecopier, telex, telegram or similar means of same day delivery (with a confirming copy by mail as provided herein). Unless otherwise notified in writing, all notices to you shall be given or sent to you at One Exchange Place, Tenth Floor, Boston, MA 02109,
Attention: President (with a copy to the same address, Attention: General Counsel), and all notices to us shall be given or sent to us at our address which shall be furnished to you in writing on or before the effective date of this Agreement.
11. This Agreement shall be construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws.





APPENDIX C
TO BROKER-DEALER AGREEMENT
FORM OF DISTRIBUTION PLAN AGREEMENT

Premier Mutual Fund Services, Inc.
One Exchange Place
Tenth Floor
Boston, MA 02109
Gentlemen:
We wish to enter into an Agreement with you with respect to our providing distribution assistance relating to shares of certain mutual fund(s) managed, advised or administered by The Dreyfus Corporation or its subsidiaries or affiliates (hereinafter referred to individually as the "Fund" and collectively as the "Funds"). You are the principal underwriter as defined in the Investment Company Act of 1940, as amended (the "Act"), and the exclusive agent for the continuous distribution of shares of the Funds.
The terms and conditions of this Agreement are as follows:
1. We agree to provide distribution assistance in connection with the sale of shares of the Funds. We represent and warrant to, and agree with you, that the compensation payable to us hereunder, together with any other compensation payable to us by clients in connection with the investment of their assets in shares of the Funds, will be properly disclosed by us to our clients.
2. We shall provide such office space and equipment, telephone facilities and personnel (which may be all or any part of the space, equipment and facilities currently used in our business, or all or any personnel employed by us) as is necessary or beneficial for providing services hereunder. We shall transmit promptly to clients all communications sent to us for transmittal to clients by or on behalf of you, any Fund, or any Fund's investment adviser, custodian or transfer or dividend disbursing agent.
3. We agree that neither we nor any of our employees or agents are authorized to make any representation concerning shares of any Fund, except those contained in the then current Prospectus for such Fund, copies of which will be supplied by you to us in reasonable quantities upon request. We shall have no authority to act as agent for the Funds or for you.
4. You reserve the right, at your discretion and without notice, to suspend the sale of shares or withdraw the sale of shares of any or all of the Funds.
5. We acknowledge that this Agreement shall become effective for a Fund only when approved by vote of a majority of (i) the Fund's Board of Directors or Trustees or Managing General Partners, as the case may be (collectively "Directors," individually "Director"), and (ii) Directors who are not "interested persons" (as defined in the Act) of the Fund and have no direct or indirect financial interest in this Agreement, cast in person at a meeting called for the purpose of voting on such approval.
6. This Agreement shall continue until the last day of the calendar year next following the date of execution, and thereafter shall continue automatically for successive annual periods ending on the last day of each calendar year. Such continuance must be approved specifically at least annually by a vote of a majority of (i) the Fund's Board of Directors and
(ii) Directors who are not "interested persons" (as defined in the Act) of the Fund and have no direct or indirect financial interest in this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable without penalty, at any time, by a majority of the Fund's Directors who are not "interested persons" (as defined in the Act) and have no direct or indirect financial interest in this Agreement, or upon not more than 60 days' written notice, by vote of holders of a majority of the Fund's shares. This Agreement is terminable without penalty upon 15 days' notice by either party. In addition, you may terminate this Agreement as to any or all Funds immediately, without penalty, if the present investment adviser of such Fund(s) ceases to serve the Fund(s) in such capacity, or if you cease to act as distributor of such Fund(s). Notwithstanding anything contained herein, if we fail to perform the distribution functions contemplated herein by you as to any or all of the Funds, this Agreement shall be terminable effective upon receipt of notice thereof by us. This Agreement also shall terminate automatically in the event of its assignment (as defined in the Act).
7. In consideration of the services and facilities described herein, we shall be entitled to receive from you, and you agree to pay to us, the fees described as payable to us in each Fund's Distribution Plan adopted pursuant to Rule 12b-1 under the Act, and Prospectus and related
Statement of Additional Information. We understand that any payments pursuant to this Agreement shall be paid only so long as this Agreement and such Plan are in effect. We agree that no Director, officer or shareholder of the Fund shall be liable individually for the performance of the obligations hereunder or for any such payments.
8. We agree to provide to you and each applicable Fund such information relating to our services hereunder as may be required to be maintained by you and/or such Fund under applicable federal or state laws, and the rules, regulations, requirements or conditions of applicable regulatory and self-regulatory agencies or authorities.
9. This Agreement shall not constitute either party the legal representative of the other, nor shall either party have the right or authority to assume, create or incur any liability or any obligation of any kind, express or implied, against or in the name of or on behalf of the other party.
10. All notices required or permitted to be given pursuant to this Agreement shall be given in writing and delivered by personal delivery or by postage prepaid, registered or certified United States first class mail, return receipt requested, or by telecopier, telex, telegram or similar means of same day delivery (with a confirming copy by mail as provided herein). Unless otherwise notified in writing, all notices to you shall be given or sent to you at One Exchange Place, Tenth Floor, Boston, MA 02109,
Attention: President (with a copy to the same address, Attention: General Counsel), and all notices to us shall be given or sent to us at our address which shall be furnished to you in writing on or before the effective date of this Agreement.
11. This Agreement shall be construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws.





APPENDIX C
TO BANK AGREEMENT
FORM OF DISTRIBUTION PLAN AGREEMENT

Premier Mutual Fund Services, Inc.
One Exchange Place
Tenth Floor
Boston, MA 02109
Gentlemen:
We wish to enter into an Agreement with you with respect to our providing distribution assistance relating to shares of certain mutual fund(s) managed, advised or administered by The Dreyfus Corporation or its subsidiaries or affiliates (hereinafter referred to individually as the "Fund" and collectively as the "Funds"). You are the principal underwriter as defined in the Investment Company Act of 1940, as amended (the "Act"), and the exclusive agent for the continuous distribution of shares of the Funds.
The terms and conditions of this Agreement are as follows:
1. We agree to provide distribution assistance in connection with the sale of the shares of the Funds. In this regard, if we are a federally chartered and supervised bank or other banking organization, you recognize that we may be subject to the provisions of the Glass-Steagall Act and other laws, rules, regulations or requirements governing, among other things, the conduct of our activities. As such, we are restricted in the activities we may undertake and for which we may be paid and, therefore, intend to perform only those activities as are consistent with our statutory and regulatory obligations. We represent and warrant to, and agree with you, that the compensation payable to us hereunder, together with any other compensation payable to us by clients in connection with the investment of their assets in shares of the Funds, will be properly disclosed by us to our clients.
2. We shall provide such office space and equipment, telephone facilities and personnel (which may be all or any part of the space, equipment and facilities currently used in our business, or all or any personnel employed by us) as is necessary or beneficial for providing services hereunder. We shall transmit promptly to clients all communications sent to us for transmittal to clients by or on behalf of you, any Fund, or any Fund's investment adviser, custodian or transfer or dividend disbursing agent.
3. We agree that neither we nor any of our employees or agents are authorized to make any representation concerning shares of any Fund, except those contained in the then current Prospectus for such Fund, copies of which will be supplied by you to us in reasonable quantities upon request. If we are a federally supervised bank or thrift institution, we agree that, in providing services hereunder, we shall at all times act in compliance with the Interagency Statement on Retail Sales of Nondeposit Investment Products issued by The Board of Governors of the Federal
Reserve System, the Federal Deposit Insurance Corporation, the Office of the Comptroller of the Currency, and the Office of Thrift Supervision (February 15, 1994) or any successor interagency requirements as in force at the time such services are provided. We shall have no authority to act as agent for the Funds or for you.
4. You reserve the right, at your discretion and without notice, to suspend the sale of shares or withdraw the sale of shares of any or all of the Funds.
5. We acknowledge that this Agreement shall become effective for a Fund only when approved by vote of a majority of (i) the Fund's Board of Directors or Trustees or Managing General Partners, as the case may be (collectively "Directors," individually "Director"), and (ii) Directors who are not "interested persons" (as defined in the Act) of the Fund and have no direct or indirect financial interest in this Agreement, cast in person at a meeting called for the purpose of voting on such approval.
6. This Agreement shall continue until the last day of the calendar year next following the date of execution, and thereafter shall continue automatically for successive annual periods ending on the last day of each calendar year. Such continuance must be approved specifically at least annually by a vote of a majority of (i) the Fund's Board of Directors and
(ii) Directors who are not "interested persons" (as defined in the Act) of the Fund and have no direct or indirect financial interest in this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable without penalty, at any time, by a majority of the Fund's Directors who are not "interested persons" (as defined in the Act) and have no direct or indirect financial interest in this Agreement or, upon not more than 60 days' written notice, by vote of holders of a majority of the Fund's shares. This Agreement is terminable without penalty upon 15 days' notice by either party. In addition, you may terminate this Agreement as to any or all Funds immediately, without penalty, if the present investment adviser of such Fund(s) ceases to serve the Fund(s) in such capacity, or if you cease to act as distributor of such Fund(s). Notwithstanding anything contained herein, if we fail to perform the distribution functions contemplated herein by you as to any or all of the Funds, this Agreement shall be terminable effective upon receipt of notice thereof by us. This Agreement also shall terminate automatically in the event of its assignment (as defined in the Act).
7. In consideration of the services and facilities described herein, we shall be entitled to receive from you, and you agree to pay to us, the fees described as payable to us in each Fund's Distribution Plan adopted pursuant to Rule 12b-1 under the Act, and Prospectus and related
Statement of Additional Information. We understand that any payments pursuant to this Agreement shall be paid only so long as this Agreement and such Plan are in effect. We agree that no Director, officer or shareholder of the Fund shall be liable individually for the performance of the obligations hereunder or for any such payments.
8. We agree to provide to you and each applicable Fund such information relating to our services hereunder as may be required to be maintained by you and/or such Fund under applicable federal or state laws, and the rules, regulations, requirements or conditions of applicable regulatory and self-regulatory agencies or authorities.
9. This Agreement shall not constitute either party the legal representative of the other, nor shall either party have the right or authority to assume, create or incur any liability or any obligation of any kind, express or implied, against or in the name of or on behalf of the other party.
10. All notices required or permitted to be given pursuant to this Agreement shall be given in writing and delivered by personal delivery or by postage prepaid, registered or certified United States first class mail, return receipt requested, or by telecopier, telex, telegram or similar means of same day delivery (with a confirming copy by mail as provided herein). Unless otherwise notified in writing, all notices to you shall be given or sent to you at One Exchange Place, Tenth Floor, Boston, MA 02109,
Attention: President (with a copy to the same address, Attention: General Counsel), and all notices to us shall be given or sent to us at our address which shall be furnished to you in writing on or before the effective date of this Agreement.
11. This Agreement shall be construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws.